UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 4, 2022
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
CIM Commercial Trust Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events
Creative Media & Community Trust Corporation (the “Company”) is saddened to report that Kelly Eppich, a member of the Company’s Board of Directors, passed away on July 4, 2022. Mr. Eppich joined the Company’s Board of Directors in March 2014. Mr. Eppich, an independent director, served as Chair of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) at the time of his passing and was a member of the Nominating and Corporate Governance Committee.
The Company is grateful for Mr. Eppich’s dedication and service to the Company. The Company’s management and Board of Directors extend their sincerest condolences to Mr. Eppich’s family.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Following Mr. Eppich’s death, the Company’s Board of Directors has been reduced to six members, three of whom are independent directors pursuant to the Nasdaq Stock Market LLC (“Nasdaq”) Listing Rules. As a result, the Company is no longer compliant with Nasdaq’s Listing Rule 5605(b)(1), which requires that a majority of the board of directors of a Nasdaq listed company be comprised of independent directors. In addition, following Mr. Eppich’s death, the Audit Committee has been reduced to two members, each of whom is an independent director pursuant to the Nasdaq Listing Rules. As a result, the Company is no longer compliant with Nasdaq’s Listing Rule 5605(c)(2), which requires that the audit committee of a Nasdaq listed company consist of at least three members, each of whom is an independent director pursuant to the Nasdaq Listing Rules. In accordance with the Nasdaq Listing Rules, on July 5, 2022, the Company notified Nasdaq of Mr. Eppich’s passing and the resulting non-compliance with the aforementioned Nasdaq Listing Rules.
The Company intends to take actions to satisfy the Nasdaq Listing Rules prior to the expiration of the cure period at the earlier of the Company’s next annual shareholders meeting or July 4, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: July 5, 2022	By:	/s/ David Thompson David Thompson Chief Executive Officer